UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
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[   ]   Soliciting Material Pursuant to §240.14a-12
LAKELAND FINANCIAL CORPORATION
(Name of Registrant as Specified in its Charter)
_______________________________________________
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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                    *** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held By Live Webcast on April 13, 2021.
LAKELAND FINANCIAL CORPORATION
                                                         Meeting Information
           Meeting Type: Annual Meeting
            For holders as of: February 22, 2021

                                                 Date: April 13, 2021              Time: 4:30 PM EDT
                              Location: Meeting live via the Internet-please visit
                                                     www.virtualshareholdermeeting.com/LKFN2021.

                                                               The company will be hosting the meeting live via the Internet this year.  To attend the meeting via the Internet please visit
                                                                   www.virtualshareholdermeeting.com/LKFN2021 and be sure to
                                                                        have the information that is printed in the box marked by the arrow
                                                   xxxx xxxx xxxx xxxx (located on the following page).

LAKELAND FINANCIAL CORP.

ATTN: KRISTIN PRUITT

202 EAST CENTER STREET

PO BOX 1387

WARSAW, IN 46581

                                                       You are receiving this communication because you hold
                                                            shares in the company named above.

                                                            This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that areavailable to you on the Internet.
                                                                        You may view the proxymaterials online at www.proxyvote.com or easily request a paper copy (see reverse side).

                                                             We encourage you to access and review all of the important information contained in the proxy materials before voting.

                                      See the reverse side of this notice to obtain
                                  proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT    ANNUAL REPORT     FORM 10-K
How to View Online:

Have the information that is printed in the box marked by the arrow  xxxx xxxx xxxx xxxx   (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:       www.proxyvote.com
2) BY TELEPHONE:   1-800-579-1639
3) BY E-MAIL*:           sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow xxxx xxxx xxxx xxxx (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 30, 2021 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote By Internet:

 Before The Meeting:
   GGo to www.proxyvote.com. Have the information that is printed in the box marked by the arrow xxxx xxxx xxxx xxxx  (located on the following page) available and follow the instructions.

 During The Meeting:
   G Go to www.virtualshareholdermeeting.com/LKFN2021. Have the information that is printed in the box marked by the arrow xxxx xxxx xxxx xxxx  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.  ELECTION OF DIRECTORS:

 Nominees:

1a. Blake W. Augsburger

1b. Robert E. Bartels, Jr.

1c. Darrianne P. Christian

1d. Daniel F. Evans, Jr.

1e. David M. Findlay

1f. Michael L. Kubacki

1g. Emily E. Pichon

1h. Steven D. Ross

1i. Brian J. Smith

1j. Bradley J. Toothaker

1k. Ronald D. Truex

1l. M. Scott Welch

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	APPROVAL, by non-binding vote, of the Company's compensation of certain executive officers.

3.	RATIFY THE APPOINTMENT OF CROWE LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021.

NOTE: In accordance with their discretion upon all other matters that may properly come before said meeting and any adjournments or postponements of the meeting.